UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2012

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28321	90-0226181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

940 N.W. 1st Street, Fort Lauderdale, Florida 33311

(Address of Principal Executive Office) (Zip Code)

(954) 462-5570

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective March 13, 2012 (the “Effective Date”), the Company issued an aggregate of 1,666,666 shares of restricted common stock in satisfaction of $45,000 of accrued fees payable to independent directors for services performed during year ended December 31, 2011, and an aggregate of 7,962,963 shares of restricted common stock to 11 officers, directors, employees and consultants in satisfaction of $215,000 of bonus payments for services performed during year ended December 31, 2011. The shares were valued at $0.27 per share, which equals the closing price of the Company’s common stock on March 5, 2012, as reported on the OTCBB.

The Company relied upon exemption provided under Section 4(2) of the Securities Act of 1933, as amended, for the issuance of the common stock. The certificates representing the common stock contain legends restricting transferability absent registration or applicable exemption.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed above under Item 3.02, on the Effective Date the Company agreed to pay bonuses in the aggregate amount of $215,000 to certain officers, directors, employees and consultants for services performed during the year ended December 31, 2011. Such bonuses include $36,000 payable to Robert Carmichael, the Company’s Chief Executive Officer; $39,500 payable to Mikkel Pitzner, a director of the Company, in consideration for marketing services; and $13,500 payable to Wesley Armstrong, a director of the Company, in consideration of strategic planning services. The bonuses were authorized and approved by the Company’s Board of Directors. In satisfaction of the bonus payments, the Company issued Robert Carmichael 1,333,333 shares of restricted common stock, Mikkel Pitzner, 1,462,963 shares of restricted common stock and Wesley Armstrong, 500,000 shares of restricted common stock. Furthermore, Messrs. Pitzner and Armstrong agreed to accept an aggregate of 1,666,666 shares of restricted common stock in satisfaction of $45,000 of accrued fees payable for serving on the Company’s Board of Directors during the year ended December 31, 2011. The shares of common stock were valued at $0.027 per share, which equals the closing price of the Company’s common stock on March 5, 2012, as reported on the OTCBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC
Date: March 15, 2012	/s/ Robert Carmichael Robert Carmichael Chief Executive Officer